Exhibit 99.1

NEWS RELEASE

Mitel Reports Second Quarter 2014 Financial Results

53,000 recurring cloud seats added in the quarter, up 98% year-over-year

Strong cash generation enables another voluntary prepayment of $25 million against credit facility

OTTAWA, August 7, 2014 – Mitel® (Nasdaq:MITL) (TSX:MNW), a global leader in business communications, today announced financial results for the second quarter ended June 30, 2014.

	As Reported		Pro-Forma
	Q2’14	Q2’13	Q2’13*
Revenue	$288.7	$146.6	$293.0
Net Income (Loss)	$0.8	$2.7	$(1.6)
Non-GAAP Net Income	$22.2	$9.9	$18.9
Adjusted EBITDA	$38.8	$21.4	$35.2

All results are reported in millions of US dollars

See tables for reconciliation of non-GAAP measures to GAAP measures

*consists of the combined results of Mitel and Aastra from April 1, 2013 through June 30, 2013

“Mitel emerged from the second quarter with record reported quarterly revenue and global market momentum that enabled us to beat consensus and deliver consistently strong financial results through the first half of the year,” said Richard McBee, Chief Executive Officer, Mitel. “The expanded global Mitel team demonstrated an outstanding ability to address immediate customer needs, and, at the same time, maintain tight focus on the execution of our long-term strategy to invest in the cloud, expand our contact center business, and leverage our installed base of 60 million end-customers worldwide.”

In the second quarter Mitel continued to see strong cloud growth, installing 128,000 new cloud seats during the quarter including an impressive 53,000 recurring cloud seats, taking Mitel’s total installed cloud base to 754,000, up 75% year-over-year. The table below highlights Mitel’s cloud operational metrics, as of June 30, 2014.

Cloud Operational Metrics*

	Q2’13	Q3’13	Q4’13	Q1’14	Q2’14
Total Cloud Seats	431,886	497,489	566,562	625,699	754,045
Recurring Cloud Seats	98,727	115,870	121,314	142,600	195,673
Retail Cloud Monthly Average Revenue Per User (ARPU)	$48	$46	$48	$48	$47
Retail Cloud Average # of Seats per Customer	32	33	31	32	34
Retail Cloud Monthly Customer Churn	0.7%	0.7%	0.5%	0.6%	0.6%

*Information reflects results on a pro-forma basis, as if the Aastra acquisition had been completed on January 1, 2013.

“Our strategic progress is being recognized and rewarded by customers and the industry. In a highly competitive environment we announced global market share gains including #1 market share positions in Western Europe and EMEA overall. We were also acknowledged by leading industry research firm Gartner as a Leader in Unified Communications and a Challenger in Contact Center in their 2014 Magic Quadrant reports. We have entered the second half of the year with strong momentum,” said Mr. McBee.

Financial Highlights

Mitel completed the acquisition of Aastra Technologies Limited on January 31, 2014. “As reported” results are referred to below and in the tables attached to this press release. Comparative pro-forma results reflect results of the company as if it had been fully combined with Aastra Technologies for the period April 1, 2013 through June 30, 2013.

AS REPORTED:

•	Total revenue increased 97% to $288.7 million from second quarter 2013, primarily as a result of the Aastra acquisition.

•	Gross margins were 52.6%, down from 55.0% in the prior year, reflecting the acquisition of Aastra, which was a lower gross margin business.

•	Net income was $0.8 million compared to net income of $2.7 million in the prior year, driven principally by the integration costs related to the acquisition of Aastra.

•	Adjusted EBITDA was $38.8 million compared to $21.4 million in the year ago period, due to a combination of EBITDA growth from the legacy Mitel business and EBITDA resulting from the acquisition of Aastra.

•	Non-GAAP net income for the second quarter of 2014 was $22.2 million, or $0.21 per diluted share, compared to $9.9 million, or $0.18 per diluted share in the second quarter of 2013. The number of non-GAAP weighted-average common shares outstanding was 103.7 million and 56.3 million, respectively.

•	Operating cash flow for the quarter ended June 2014 was $25.8 million compared to $25.3 million in the quarter ended June 2013.

•	Cash and cash equivalents as of June 30, 2014 were $134.2 million.

PRO-FORMA*:

•	Total revenue decreased 1.5% from $293.0 million in second quarter 2013, driven principally by customers moving from premise to recurring cloud-based solutions.

•	Gross margins improved to 52.6% compared to 48.6% in the prior year, as a result of the prairieFyre acquisition and other cost reductions.

•	Net income improved to $0.8 million compared to a net loss of $1.6 million in the prior year, driven principally by margin improvements.

•	Adjusted EBITDA increased to $38.8 million compared to $35.2 million in the year ago period, reflecting improved operating performance.

•	Non-GAAP net income improved to $22.2 million, or $0.21 per share, compared to $18.9 million, or $0.19 per diluted share in the second quarter of 2013. The number of non-GAAP weighted-average common shares outstanding for the second quarter of 2013 was 100.5 million.

*Information reflects results on a pro-forma basis, as if the Aastra acquisition had been completed on January 1, 2013.

“The global Mitel team executed well during the quarter while meeting our aggressive integration timelines and synergy targets. Given our favorable financial results reported, and in light of the strength of our cash position, we are announcing that today we will be making another voluntary pre-payment of $25 million on our term loan credit facility,” said Steve Spooner, Chief Financial Officer, Mitel. He added, “We were especially pleased to note that Standard & Poor’s has recognized Mitel’s performance and strategy. Shortly before the close of the June quarter, they raised our long-term corporate credit rating to B+ from B on the strength of early integration success. These views are based on the expectation that Mitel will continue improving our financial performance and further enhance our global market position.”

Business Highlights

•	Recognized by Gartner as a Leader in the 2014 Magic Quadrant for Unified Communications, the second significant advancement in consecutive months by the prestigious research firm following Mitel’s move into the Challengers Quadrant for Contact Center Infrastructure.

•	Introduction of a new Partner program in North America with a redesigned reward system that recognizes both revenue success and IT and technical skill credentials, including technical and sales certifications, operational efficiency and installation expertise as well as specialized expertise in contact center, cloud and hospitality solutions.

•	In conjunction with Mitel emerging as the #1 market share leader in both Western Europe and Europe Middle East and Africa (EMEA) overall, and to further strengthen and expand our market position in the region we completed the consolidation of Mitel’s European sales organization into a single structure under the leadership of Graham Bevington, Executive Vice President for EMEA.

Business Outlook

Mitel has set the following financial performance guidance for the third quarter of 2014 ending September 30, 2014.

•	GAAP revenue is expected to be in the range of $261 million to $276 million, reflecting typical third quarter seasonality.

•	GAAP gross margin percentage is expected to be in the range of 51.5% to 53.0%.

•	Adjusted EBITDA margins to be in the range 10.5% to 12.0%; and

•	Non-GAAP earnings per share to be in the range of $0.14 to $0.16.

Conference Call Information

Mitel will host an investor conference call and live webcast today at 8:30 a.m. ET (5:30 a.m. PT) to discuss its financial results for the second quarter ended June 30, 2014. To access the conference call, dial 888-734-0328. Callers outside the U.S. and Canada should dial 678-894-3054. A replay of the conference call will be available through Friday, August 15, 2014. To access the replay, all callers should please dial 404-537-3406 and enter pass code 72200477. The live webcast will be accessible on Mitel’s investor relations website at http://investor.mitel.com/ and will be archived and available on this site for at least three months.

Non-GAAP Financial Measurements

This press release includes references to non-GAAP financial measures including adjusted EBITDA, non-GAAP net income and non-GAAP operating expenses. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to this release.

Forward Looking Statements

Some of the statements in this press release are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause results of operations to differ include the Mitel’s ability to achieve or sustain profitability in the future since its acquisition of Aastra; fluctuations in the quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions, particularly in connection with the Ukraine and the Middle East; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; the ability to successfully integrate the acquisition of Aastra and realize certain synergies; and, our ability to implement and achieve our business strategies successfully. Additional risks are described under the heading “Risk Factors” in Mitel’s Transition Report on Form 10-K for the eight month period ended December 31, 2013, filed with the Securities and Exchange Commission on March 31, 2014. Forward-looking statements speak only as of the date they are made. Except as required by law, we do not have any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

About Mitel

Mitel® (Nasdaq:MITL) (TSX:MNW) is a global leader in business communications that easily connect employees, partners and customers — anywhere, anytime and over any device, for the smallest business to the largest enterprise. Mitel offers customers maximum choice with one of the industry’s broadest portfolios and the best path to the cloud. With more than $1 billion in combined annual revenue, 60 million end-user customers worldwide, and #1 market share in Western Europe and EMEA, Mitel is a clear market leader in business communications. For more information, go to www.mitel.com.

MITL-F

Mitel and the Mitel logo are registered trademarks of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

Contact Information

Amy MacLeod (media), 613-592-2122 x71245, amy_macleod@mitel.com

Cynthia Navarro (industry analysts) 469-574-8113, cynthia_navarro@mitel.com

Michael McCarthy (investor relations), 469-574-8134, michael_mccarthy@mitel.com

MITEL NETWORKS CORPORATION

CONSOLIDATED BALANCE SHEETS

(in millions of US dollars)

(unaudited)

	June 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$134.2	$40.2
Accounts receivable	230.1	104.3
Sales-type lease receivables	21.9	13.9
Inventories	89.3	36.9
Deferred tax asset	27.9	17.3
Other current assets	53.7	26.5

	557.1	239.1
Non-current portion of sales-type lease receivables	23.1	12.1
Deferred tax asset	118.8	127.5
Property and equipment	52.4	28.5
Identifiable intangible assets	204.0	50.7
Goodwill	333.4	147.3
Other non-current assets	19.1	15.3

	$1,307.9	$620.5

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$212.1	$82.8
Current portion of deferred revenue	75.8	39.4
Current portion of long-term debt	6.0	5.3

	293.9	127.5
Long-term debt	336.0	264.2
Lease recourse liability	2.5	3.5
Long-term portion of deferred revenue	34.7	16.6
Deferred tax liability	23.5	14.4
Pension liability	102.4	57.3
Other non-current liabilities	28.6	18.6

	821.6	502.1
Shareholders’ equity	486.3	118.4

	$1,307.9	$620.5

MITEL NETWORKS CORPORATION

STATEMENT OF OPERATIONS

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Quarter Ended June 30, 2014	Proforma Quarter Ended June 30, 2014	US GAAP As Reported Quarter Ended June 30, 2013	Proforma Quarter Ended June 30, 2013
Revenues	$288.7	$288.7	$146.6	$293.0
Cost of revenues	136.9	136.9	66.0	150.5

Gross margin	151.8	151.8	80.6	142.5

Expenses:
Selling, general and administrative	91.8	91.8	50.7	86.8
Research and development	31.9	31.9	13.5	31.6
Special charges and restructuring costs	10.9	10.9	2.6	7.5
Amortization of acquisition-related intangible assets	14.0	14.0	5.6	13.0

	148.6	148.6	72.4	138.9

Operating income	3.2	3.2	8.2	3.6
Interest expense	(5.5)	(5.5)	(6.3)	(6.4)
Debt retirement costs	(0.8)	(0.8)	—	—
Other income (loss)	1.7	1.7	(0.3)	(1.2)

Income (loss) from operations, before income taxes	(1.4)	(1.4)	1.6	(4.0)
Current income tax recovery (expense)	(0.6)	(0.6)	3.3	2.6
Deferred income tax recovery (expense)	2.8	2.8	(2.2)	(0.2)

Net income (loss)	$0.8	$0.8	$2.7	$(1.6)

Non-GAAP measures:
Adjusted EBITDA	38.8	38.8	21.4	35.2
Non-GAAP net income	22.2	22.2	9.9	18.9

MITEL NETWORKS CORPORATION

STATEMENT OF OPERATIONS

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Six Months Ended June 30, 2014	Proforma Six Months Ended June 30, 2014	US GAAP As Reported Six Months Ended June 30, 2013	Proforma Six Months Ended June 30, 2013
Revenues	$530.2	$566.1	$289.7	$566.5
Cost of revenues	249.0	270.3	128.3	289.5

Gross margin	281.2	295.8	161.4	277.0

Expenses:
Selling, general and administrative	168.7	182.4	99.6	172.7
Research and development	58.2	63.8	27.3	64.2
Special charges and restructuring costs	24.1	39.1	4.1	9.9
Amortization of acquisition-related intangible assets	25.3	27.8	11.2	26.0

	276.3	313.1	142.2	272.8

Operating income (loss) from continuing operations	4.9	(17.3)	19.2	4.2
Interest expense	(11.4)	(11.5)	(11.7)	(11.9)
Debt retirement costs	(15.5)	(15.5)	(2.6)	(2.6)
Fair value adjustment on derivative instruments	—	—	—	0.4
Other income (loss)	1.8	0.8	(0.2)	—

Income (loss) from operations, before income taxes	(20.2)	(43.5)	4.7	(9.9)
Current income tax recovery (expense)	(0.3)	5.2	3.9	2.5
Deferred income tax recovery (expense)	7.7	8.3	(4.6)	—

Net income (loss) from continuing operations	(12.8)	(30.0)	4.0	(7.4)
Net loss from discontinued operations	—	—	(3.0)	(3.0)

Net income (loss) from continuing operations	$(12.8)	$(30.0)	$1.0	$(10.4)

Non-GAAP measures:
Adjusted EBITDA	74.4	71.6	44.4	62.9
Non-GAAP net income	42.0	39.1	22.0	32.9

MITEL NETWORKS CORPORATION

Cash flow information

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended June 30, 2014	As Reported Quarter Ended June 30, 2013	As Reported Six Months Ended June 30, 2014	As Reported Six Months Ended June 30, 2013
Cash provided by (used in):
Net cash provided by operating activities	$25.8	$25.3	$52.6	$35.0
Net cash used in investing activities	(4.3)	(25.5)	(13.7)	(27.1)
Net cash provided by (used in) financing activities	(23.9)	(1.5)	53.5	(38.7)
Effect of exchange rate changes on cash balances	0.6	(0.1)	1.6	(1.8)

Net increase (decrease) in cash and cash equivalents	(1.8)	(1.8)	94.0	(32.6)
Cash and cash equivalents, beginning of period	136.0	39.4	40.2	70.2

Cash and cash equivalents, end of period	$134.2	$37.6	$134.2	$37.6

Additional information on capital expenditures:
Capital expenditures acquired with cash	4.3	2.4	7.5	4.0
Capital expenditures financed through capital leases	1.5	0.9	2.7	2.2

Total capital expenditures	$5.8	$3.3	$10.2	$6.2

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Quarter Ended June 30, 2014			Proforma Quarter Ended June 30, 2014
	Premise segment	Cloud segment	Total	Premise segment	Cloud segment	Total
Revenues
Product	$194.7	$6.2	$200.9	$194.7	$6.2	$200.9
Services	66.5	0.4	66.9	66.5	0.4	66.9
Cloud recurring	—	20.9	20.9	—	20.9	20.9

Total revenues	$261.2	$27.5	$288.7	$261.2	$27.5	$288.7

Gross margin
Product	$112.0	$3.7	$115.7	$112.0	$3.7	$115.7
Services	25.8	0.2	26.0	25.8	0.2	26.0
Cloud recurring	—	10.1	10.1	—	10.1	10.1

Total gross margin	$137.8	$14.0	$151.8	$137.8	$14.0	$151.8

	U.S. GAAP, As Reported Quarter Ended June 30, 2013			Proforma Quarter Ended June 30, 2013
	Premise segment	Cloud segment	Total	Premise segment	Cloud segment	Total
Revenues
Product	$90.0	$3.1	$93.1	$201.0	$6.1	$207.1
Services	40.0	—	40.0	69.7	0.6	70.3
Cloud recurring	—	13.5	13.5	—	15.6	15.6

Total revenues	$130.0	$16.6	$146.6	$270.7	$22.3	$293.0

Gross margin
Product	$58.5	$1.8	$60.3	$108.7	$3.6	$112.3
Services	14.2	—	14.2	22.8	0.3	23.1
Cloud recurring	—	6.1	6.1	—	7.1	7.1

Total gross margin	$72.7	$7.9	$80.6	$131.5	$11.0	$142.5

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Six Months Ended June 30, 2014			Proforma Six Months Ended June 30, 2014
	Premise segment	Cloud segment	Total	Premise segment	Cloud segment	Total
Revenues
Product	$354.5	$12.9	$367.4	$381.1	$13.6	$394.7
Services	122.4	0.4	122.8	130.0	0.6	130.6
Cloud recurring	—	40.0	40.0	—	40.8	40.8

Total revenues	$476.9	$53.3	$530.2	$511.1	$55.0	$566.1

Gross margin
Product	$207.3	$6.9	$214.2	$219.3	$7.2	$226.5
Services	47.4	0.2	47.6	49.4	0.2	49.6
Cloud recurring	—	19.4	19.4	—	19.7	19.7

Total gross margin	$254.7	$26.5	$281.2	$268.7	$27.1	$295.8

	U.S. GAAP, As Reported Six Months Ended June 30, 2013			Proforma Six Months Ended June 30, 2013
	Premise segment	Cloud segment	Total	Premise segment	Cloud segment	Total
Revenues
Product	$177.1	$4.3	$181.4	$388.9	$8.5	$397.4
Services	82.7	—	82.7	138.4	1.0	139.4
Cloud recurring	—	25.6	25.6	—	29.7	29.7

Total revenues	$259.8	$29.9	$289.7	$527.3	$39.2	$566.5

Gross margin
Product	$116.5	$2.6	$119.1	$211.2	$5.1	$216.3
Services	30.6	—	30.6	46.3	0.6	46.9
Cloud recurring	—	11.7	11.7	—	13.8	13.8

Total gross margin	$147.1	$14.3	$161.4	$257.5	$19.5	$277.0

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended June 30, 2014	Proforma Quarter Ended June 30, 2014	As Reported Quarter Ended June 30, 2013	Proforma Quarter Ended June 30, 2013
Net income (loss)	$0.8	$0.8	$2.7	$(1.6)
Adjustments:
Interest expense	5.5	5.5	6.3	6.4
Income tax expense (recovery)	(2.2)	(2.2)	(1.1)	(2.4)
Amortization and depreciation	19.6	19.6	9.0	18.9
Foreign exchange loss (gain)	(1.3)	(1.3)	0.5	1.6
Special charges and restructuring costs	10.9	10.9	2.6	7.5
Stock-based compensation	1.7	1.7	1.0	1.1
Debt retirement costs	0.8	0.8	—	—
Acquisition accounting for deferred revenue	3.0	3.0	—	3.0
Other	—	—	0.4	0.7

Adjusted EBITDA	$38.8	$38.8	$21.4	$35.2

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	As Reported Six Months Ended June 30, 2014	Proforma Six Months Ended June 30, 2014	As Reported Six Months Ended June 30, 2013	Proforma Six Months Ended June 30, 2013
Net income (loss)	$(12.8)	$(30.0)	$1.0	$(10.4)
Net loss from discontinued operations	—	—	3.0	3.0

Net income (loss) from continuing operations	(12.8)	(30.0)	4.0	(7.4)
Adjustments:
Interest expense	11.4	11.5	11.7	11.9
Income tax expense (recovery)	(7.4)	(13.5)	0.7	(2.5)
Amortization and depreciation	35.8	39.1	17.9	37.4
Foreign exchange loss (gain)	(1.0)	—	1.0	1.3
Special charges and restructuring costs	24.1	39.1	4.1	9.9
Stock-based compensation	3.0	3.0	2.1	2.4
Debt retirement costs	15.5	15.5	2.6	2.6
Acquisition accounting for deferred revenue	5.8	6.9	—	6.9
Other	—	—	0.4	0.5

Adjusted EBITDA from continuing operations	74.4	71.6	44.5	63.0
Adjusted EBITDA from discontinued operations(1)	—	—	(0.1)	(0.1)

Adjusted EBITDA	$74.4	$71.6	$44.4	$62.9

(1)	The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the six months ended June 30, 2013 consists of special charges and restructuring costs of $1.6 million, non-cash impairment of goodwill of $1.9 million and an income tax recovery of $0.6 million.

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	As Reported Quarter Ended June 30, 2014	Proforma Quarter Ended June 30, 2014	As Reported Quarter Ended June 30, 2013	Proforma Quarter Ended June 30, 2013
Net income (loss)	$0.8	$0.8	$2.7	$(1.6)
Income tax expense (recovery)	(2.2)	(2.2)	(1.1)	(2.4)

Net income (loss), before income taxes	(1.4)	(1.4)	1.6	(4.0)
Adjustments:
Foreign exchange loss (gain)	(1.3)	(1.3)	0.5	1.6
Special charges and restructuring costs	10.9	10.9	2.6	7.5
Stock-based compensation	1.7	1.7	1.0	1.1
Amortization of acquisition-related intangibles assets	14.0	14.0	5.6	13.0
Debt retirement costs	0.8	0.8	—	—
Acquisition accounting for deferred revenue	3.0	3.0	—	3.0
Other	—	—	0.4	0.7

Non-GAAP net income, before income taxes	27.7	27.7	11.7	22.9
Non-GAAP tax expense(1)	(5.5)	(5.5)	(1.8)	(4.0)

Non-GAAP net income	$22.2	$22.2	$9.9	$18.9

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.21	$0.21	$0.18	$0.19
Non-GAAP weighted-average number of common shares outstanding (in millions):	103.7	103.7	56.3	100.5

(1)	Non-GAAP tax expense for 2013 is based on an estimated effective tax rate of 15% for Mitel and 20% for Aastra. Non-GAAP tax expense for 2014 is based on an effective tax rate of 20%.

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	As Reported Six Months Ended June 30, 2014	Proforma Six Months Ended June 30, 2014	As Reported Six Months Ended June 30, 2013	Proforma Six Months Ended June 30, 2013
Net income (loss) from continuing operations	$(12.8)	$(30.0)	$4.0	$(7.4)
Income tax expense (recovery)	(7.4)	(13.5)	0.7	(2.5)

Net income (loss) from continuing operations, before income taxes	(20.2)	(43.5)	4.7	(9.9)
Adjustments:
Foreign exchange loss (gain)	(1.0)	—	1.0	1.3
Special charges and restructuring costs	24.1	39.1	4.1	9.9
Stock-based compensation	3.0	3.0	2.1	2.4
Amortization of acquisition-related intangibles assets	25.3	27.8	11.2	26.0
Debt retirement costs	15.5	15.5	2.6	2.6
Acquisition accounting for deferred revenue	5.8	6.9	—	6.9
Other	—	—	0.4	0.5

Non-GAAP net income from continuing operations, before income taxes	52.5	48.8	26.1	39.7
Non-GAAP tax expense(1)	(10.5)	(9.7)	(4.0)	(6.7)

Non-GAAP net income from continuing operations	42.0	39.1	22.1	33.0
Non-GAAP net loss from discontinued operations	—	—	(0.1)	(0.1)

Non-GAAP net income	$42.0	$39.1	$22.0	$32.9

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share from continuing operations	$0.44	$0.38	$0.39	$0.33
Non-GAAP net loss per common share from discontinued operations	$—	$—	$—	$—
Non-GAAP net income per common share	$0.44	$0.38	$0.39	$0.33
Non-GAAP weighted-average number of common shares outstanding (in millions):	96.1	103.5	56.3	100.5

(1)	Non-GAAP tax expense for 2013 is based on an estimated effective tax rate of 15% for Mitel and 20% for Aastra. Non-GAAP tax expense for 2014 is based on an effective tax rate of 20%.

STATEMENT OF OPERATIONS

QUARTER ENDED JUNE 30, 2013

(in millions of US dollars)

(unaudited)

	Mitel, as reported(1)	Aastra and Telepo(2)	Purchase price adjustments(3)		Proforma results of operations
Revenues	$146.6	$149.4	$(3.0	)(4)	$293.0
Cost of revenues	66.0	84.5	—		150.5

Gross margin	80.6	64.9	(3.0)		142.5

Expenses:
Selling, general and administrative	50.7	36.1	—		86.8
Research and development	13.5	18.1	—		31.6
Special charges and restructuring costs	2.6	4.9	—		7.5
Amortization of acquisition-related intangible assets	5.6	2.2	5.2	(5)	13.0

	72.4	61.3	5.2		138.9

Operating income (loss)	8.2	3.6	(8.2)		3.6
Interest expense	(6.3)	(0.1)	—		(6.4)
Other expense	(0.3)	(0.9)	—		(1.2)

Income (loss) before income taxes	1.6	2.6	(8.2)		(4.0)
Current income tax recovery (expense)	3.3	(0.7)	—		2.6
Deferred income tax recovery (expense)	(2.2)	0.4	1.6	(6)	(0.2)

Net income (loss)	$2.7	$2.3	$(6.6)		$(1.6)

(1)	Consists of the results of operations of Mitel.
(2)	Consists of the results of operations of Aastra and Telepo.
(3)	Consists of purchase price allocation adjustments relating to Aastra and Telepo results for the quarter included in the pro-forma period.
(4)	Relates to the reduction in revenues as a result of the valuation of deferred revenue being below the historical book value.
(5)	Relates to the amortization of intangibles acquired in the acquisition of Aastra.
(6)	Relates to the tax effect on the above adjustments using an effective tax rate of 20%.

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2014

(in millions of US dollars)

(unaudited)

	Mitel, as reported(1)	Aastra and Telepo(2)	Purchase price adjustments(3)		Proforma results of operations
Revenues	$530.2	$37.0	$(1.1	)(4)	$566.1
Cost of revenues	249.0	21.3	—		270.3

Gross margin	281.2	15.7	(1.1)		295.8

Expenses:
Selling, general and administrative	168.7	13.7	—		182.4
Research and development	58.2	5.6	—		63.8
Special charges and restructuring costs	24.1	15.0	—		39.1
Amortization of acquisition-related intangible assets	25.3	0.7	1.8	(5)	27.8

	276.3	35.0	1.8		313.1

Operating income (loss)	4.9	(19.3)	(2.9)		(17.3)
Interest expense	(11.4)	(0.1)	—		(11.5)
Debt retirement costs	(15.5)	—	—		(15.5)
Other income (loss)	1.8	(1.0)	—		0.8

Loss before income taxes	(20.2)	(20.4)	(2.9)		(43.5)
Current income tax recovery (expense)	(0.3)	5.5	—		5.2
Deferred income tax recovery (expense)	7.7	—	0.6	(6)	8.3

Net loss	$(12.8)	$(14.9)	$(2.3)		$(30.0)

(1)	Consists of the results of operations of Mitel, which include the results of Aastra and Telepo from the acquistion date of January 31, 2014.
(2)	Consists of the results of operations of Aastra and Telepo for the month of January 2014.
(3)	Consists of purchase price allocation adjustments relating to Aastra and Telepo results for the month of January included in the pro-forma period.
(4)	Relates to the reduction in revenues as a result of the valuation of deferred revenue being below the historical book value.
(5)	Relates to the amortization of intangibles acquired in the acquisition of Aastra.
(6)	Relates to the tax effect on the above adjustments using an effective tax rate of 20%.

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2013

(in millions of US dollars)

(unaudited)

	Mitel, as reported(1)	Aastra and Telepo(2)	Purchase price adjustments(3)		Proforma results of operations
Revenues	$289.7	$283.7	$(6.9	)(4)	$566.5
Cost of revenues	128.3	161.2	—		289.5

Gross margin	161.4	122.5	(6.9)		277.0

Expenses:
Selling, general and administrative	99.6	73.1	—		172.7
Research and development	27.3	36.9	—		64.2
Special charges and restructuring costs	4.1	5.8	—		9.9
Amortization of acquisition-related intangible assets	11.2	4.5	10.3	(5)	26.0

	142.2	120.3	10.3		272.8

Operating income (loss) from continuing operations	19.2	2.2	(17.2)		4.2
Interest expense	(11.7)	(0.2)	—		(11.9)
Debt retirement costs	(2.6)	—	—		(2.6)
Fair value adjustment on derivative instruments	—	0.4	—		0.4
Other income (expense)	(0.2)	0.2	—		—

Income from continuing operations, before income taxes	4.7	2.6	(17.2)		(9.9)
Current income tax recovery (expense)	3.9	(1.4)	—		2.5
Deferred income tax recovery (expense)	(4.6)	1.2	3.4	(6)	—

Net income (loss) from continuing operations	4.0	2.4	(13.8)		(7.4)
Net loss from discontinued operations	(3.0)	—	—		(3.0)

Net income (loss)	$1.0	$2.4	$(13.8)		$(10.4)

(1)	Consists of the results of operations of Mitel.
(2)	Consists of the results of operations of Aastra and Telepo.
(3)	Consists of purchase price allocation adjustments relating to Aastra and Telepo results for the quarter included in the pro-forma period.
(4)	Relates to the reduction in revenues as a result of the valuation of deferred revenue being below the historical book value.
(5)	Relates to the amortization of intangibles acquired in the acquisition of Aastra.
(6)	Relates to the tax effect on the above adjustments using an effective tax rate of 20%.